UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2003
                                                          -------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

Constellation Brands, Inc. released the following information on  April 6, 2003:

                   CONSTELLATION ANNOUNCES FINAL STOCK TAKE UP
                     IN RELATION TO ACQUISITION OF BRL HARDY

                    Transaction to be complete April 9, 2003

FAIRPORT, NEW YORK, APRIL 6, 2003 - Constellation Brands, Inc.  (NYSE: STZ, ASX:
CBR) announced the total number of Class A shares to be issued pursuant to the acquisition of BRL Hardy Limited is 3,288,913. Each BRL Hardy shareholder that elected to receive stock will receive their entitlement in full (subject to rounding). Constellation also announced that the transaction will be complete April 9, 2003.

Richard Sands, Chairman and Chief Executive Officer of Constellation said, "This is an exciting time for Constellation as it marks another chapter in our impressive history of smart, consistent growth. This transaction enhances Constellation's growth profile and product breadth, and expands our geographic reach." He further added, "We welcome the BRL Hardy shareholders who elected to participate in this exciting future, and we are truly thrilled to have BRL Hardy's and Pacific Wine Partners' management and employees join the Constellation family."

BRL Hardy shareholders whose address on the BRL Hardy register is in Australia, Hong Kong, New Zealand, Singapore or the United Kingdom will receive their entitlement to Constellation shares in the form of Constellation CDIs. The ratio of Constellation CDIs to underlying Constellation shares has been set at 10 to 1.

Constellation CDIs commence trading on a deferred settlement basis from 9.30 a.m. (Adelaide time) on April 7 under the code CBR. Holding statements for Constellation CDIs will be mailed on or around April 14. BRL Hardy Limited shareholders who wish to trade Constellation CDIs before receiving their holding statements can confirm their entitlement to Constellation CDIs by contacting Computershare Investor Services, Constellation's Australian shareholder registry, on 1-800-030-606 (toll free from within Australia) or +61-3-9611-5711 (from outside Australia).

For those BRL Hardy shareholders that elected all or a portion of their consideration in cash, checks are expected to be mailed on or around April 14, 2003.

ABOUT  CONSTELLATION
Constellation Brands, Inc. is a leading international producer and marketer of beverage alcohol brands, with a broad portfolio across the wine, spirits and imported beer categories. The Company is the largest multi-category supplier of beverage alcohol in the United States; a leading producer and exporter of wine from Australia and New Zealand; and both a major producer and independent drinks wholesaler in the United Kingdom. Well-known brands in Constellation's portfolio include: Corona Extra, Pacifico, St. Pauli Girl, Black Velvet, Fleischmann's, Estancia, Simi, Ravenswood, Blackstone, Banrock Station, Hardys, Nobilo, Alice White, Talus, Vendange, Almaden, Arbor Mist, Stowells of Chelsea and Blackthorn.

FORWARD-LOOKING  STATEMENTS
The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. There can be no assurance that any forward-looking statement in this press release will be realized.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  April 7, 2003                      By: /s/ Thomas S. Summer
                                               --------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None